UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 7, 2007

XCORPOREAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18718	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 340, Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)

(310) 481-8986
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01.	Regulation FD Disclosure

Xcorporeal, Inc. (the “Company”) will present at The Rodman & Renshaw Acumen BioFin 9th Annual Healthcare Conference in New York City on Wednesday, November 7th, 2007 at 10:10 AM Eastern Time. The conference will be held at The New York Palace Hotel, New York City. The Company’s audio portion and slides of its presentation will also be webcast live and archived for future reference at http://www.wsw.com/webcast/rrshq12/xcor.

A copy of the written materials for the presentation is furnished as Exhibit 99.1 hereto.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

No.	Description

99.1	The Rodman & Renshaw Acumen BioFin 9th Annual Healtchare Conference presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCORPOREAL, INC.
Date: November 7, 2007

By:  /s/ Robert Weinstein

Robert Weinstein
Chief Financial Officer